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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) November 18, 1997

               Advanta Revolving Home Equity Loan Trust 1997-A
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            (Exact name of registrant as specified in its charter)


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
-----------------------------------------------  ----------------- ----------------------
                   New York                          333-37107      Application Pending
(State or Other Jurisdiction of Incorporation)    (Commission File    (I.R.S. Employer
                                                      Number)        Identification No.)
                                                                   ----------------------

      c/o Advanta Mortgage Conduit                                          92127
             Services, Inc.                                               (Zip Code)
        Attention: Milton Riseman
        16875 West Bernardo Drive
          San Diego, California
(Address of Principal Executive Offices)
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        Registrant's telephone number, including area code (619) 674-1800
                                                           --------------



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Item 5. Other Events



        The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1996 and December 31, 1995 and for the three years ended December 31, 1996, prepared in accordance with generally accepted accounting principles, included in the Current Report on Form 8-K of AMBAC Inc. (which was filed with the Commission on March 12, 1997, Commission File No. 1-10777) and the consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of September 30, 1997 and for the periods ending September 30, 1997 and September 30, 1996 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 1997 (which was filed with the Commission on November 14, 1997) are incorporated by reference in (i) this Current Report on Form 8-K; (ii) the Prospectus; and (iii) the Prospectus Supplement for the Advanta Revolving Home Equity Loan Trust 1997-A, and shall be deemed to be part hereof and thereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)   Not applicable

        (b)   Not applicable.

        (c)   Exhibits

              Exhibit No.

              23.1           Consent of KPMG Peat Marwick LLP
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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ADVANTA REVOLVING HOME EQUITY LOAN TRUST 1997-A

                             By:   /s/ Mark T. Dunsheath
                                -------------------------------
                               Name: Mark T. Dunsheath
                               Title:   Vice President

Dated:  November 18, 1997


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                                EXHIBIT INDEX


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Exhibit No.          Description                       Page No.
  23.1         Consent of KPMG Peat Marwick LLP
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